Exhibit 99.2

CONFIDENTIAL AND PROPRIETARY INFORMATION November 2021

CONFIDENTIAL AND PROPRIETARY INFORMATION Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors’ understanding of the Company’s business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables. Adjusted EBITDA is net income plus asset impairment, estimated lease termination charges and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (gain) loss on disposal of equipment, stock-based compensation, acquisition costs, pre-opening costs, severance, gain on debt forgiveness, gain on bargain purchase, COVID-19-related expense and provision (benefit) for income taxes. Forward-Looking Statements Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company’s restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave’s expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company’s SEC reports. SAFE HARBOR STATEMENT

CONFIDENTIAL AND PROPRIETARY INFORMATION NEW 2021 GUIDANCE Net Restaurant Revenue $183-188 MM System-wide Sales $480-485 MM Cash1 2 $30.1 MM 2021 Cash EBITDA $16.5 – 17.0 MM Net Income $22.5 – 23.0 MM 1 Includes $1.15MM restricted cash 2 as of 10/3/2021 NASDAQ: BBQ Royalty, License and Other Revenue $14-15 MM Long Term Bank Debt 2 $8.8 MM 89 Company-owned locations 214 Franchised restaurants in 36 states >70% Franchised NASDAQ: BBQ ~10.4 MM Shares Outstanding Corporate: Famous Dave’s 31, Village Inn 21, Granite City’s 18, Bakers Square 11, Tahoe Joe’s 5, Real Urban BBQ 2, Clark Crew 1

CONFIDENTIAL AND PROPRIETARY INFORMATION WHO WE ARE Famous Dave understands what it’s like when the odds are against you. A Native American kid at the bottom half of his high school class, he didn’t have a whole lot of opportunities, but he had dreams and perseverance. His goal: create the best food America ever tasted. BBQ was a passion he caught from his dad, a Southerner working in construction. They always knew where to find the best ribs: the street-corner vendors with their 55 gallon smokers, cooking it up in the tradition of the deep South. After years of learning all he could about BBQ, he opened the first Famous Dave’s in Hayward, WI in 1994, quickly gaining great popularity. In 2020 the company began acquiring other brands in the pursuit of a diversified portfolio to display its passion for hospitality. Our focus is on evolving and elevating the guest experience, maximizing the capacity of each restaurant, and growing both organically and acquisitively. This 50 year obsession is with one purpose: To delight Guests with the most enjoyable and authentic experience possible. With an entrepreneurial management team and vision in place, yes in the answer, what’s the question?

CONFIDENTIAL AND PROPRIETARY INFORMATION OUR PORTFOLIO FAMOUS DAVE’S VILLAGE INN GRANITE CITY BAKERS SQUARE REAL URBAN BBQ CLARK CREW BBQ TAHOE JOE’S Total Corporate Locations 31 21 18 11 2 1 5 89 Franchise Locations 104 110 0 0 0 0 0 214 Total Locations 135 131 18 11 2 1 5 303 Growth Plan New line serve and drive thru locations New trendy breakfast prototype Dual concept with new breakfast brand Sell pies in retail, kiosk and other restaurants New line serve locations and CPG’s New full serve locations and CPG’s Dual Concept with FD’s

CONFIDENTIAL AND PROPRIETARY INFORMATION 12 MONTH CORPORATE RESTAURANT REVENUE 35% $81,200,000 8% $18,800,000 16% $37,600,000 3% $7,500,000 2% $4,000,000 29% $68,000,000 8% $17,800,000

CONFIDENTIAL AND PROPRIETARY INFORMATION Three Pillars of Growth • Dual concepts within the Famous Dave’s and Granite City boxes • Ghost kitchens • Virtual brands • Continue to acquire immediately accretive brands which have withstood the test of time • Buy-in franchise units at accretive valuations • Famous Dave’s Line Serve Prototype • Famous Dave’s Line Serve w/ Drive Thru • Village Inn a.m eatery prototype • Pipeline of new franchisees • Lease or purchase prime second gen restaurant real estate Fill Latent Capacity of Current Boxes Organic Unit Growth M&A

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S OVERVIEW • 31 Corporate Stores in U.S. generating $80.0-$81.0 MM in revenue in 2021 • 104 franchise stores in U.S., Canada and UAE generating ~$225 MM in revenue • Average Corporate Unit Volume (AUV): $2.8-$2.9 MM • Strong & Consistent Metrics - Food Costs 30% - Labor Costs: 30% - Occupancy: 7% • Famous Dave Ghost Kitchens - 8 in Granite City’s - 20 in 3rd Party - 10 Additional Units expected in 2021 (10 Franchise) • Dual Concept - Famous Dave’s & Texas T-Bone Colorado Springs, CO - Famous Dave’s & Cowboy Jacks – Woodbury, MN - Potential of Famous Dave’s and Tahoe Joe’s

CONFIDENTIAL AND PROPRIETARY INFORMATION ORGANIC GROWTH Ghost/Virtual/Dual Concepts/New Franchisees Active Pipeline of Ghost Kitchen Units Robust Franchisee Pipeline Activity • Increased activity due to take out success over the past 12 months • Franchisees opened new line service concept in Coon Rapids, MN and Las Vegas, NV • Franchisee working with BBQ to open a drive thru concept in Salt Lake City, UT

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: Quick Que Line Serve • First location opened in Las Vegas August 5th • Second location opened in Coon Rapids, MN. October 25th

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: DRIVE THRU PROTOTYPE

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: DUAL CONCEPTS Other (ie: Pizzeria or Saloon) Dual/Virtual Concept with a known pizza brand that has simplistic operations with low up front capital investment. $800k revenue with 25% Flow through. Potential for $200k additional EBITDA per location. Tahoe Joe’s The Company is using its learnings from dual branding with Texas T-Bone in Colorado Springs, CO. Expectation is to add $800k in additional revenue with 25% flow through when a Famous Dave’s is teamed up with Tahoe Joe’s. Potential for $200k additional EBITDA per location. Famous Dave’s 6,500 sq. ft. boxes were designed to execute at a higher AUV level than its current AUV of $2.8 MM.

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: EXPANDING CPG LICENSING CPG (Consumer Packaged Goods) – Passive Revenue • BBQ receives a 3% licensing fee • 2021 licensing revenue ~$1.5 million • Famous Dave’s has more SKU’s than any other restaurant in retail

CONFIDENTIAL AND PROPRIETARY INFORMATION VILLAGE INN & BAKERS SQUARE

CONFIDENTIAL AND PROPRIETARY INFORMATION AUTHENTIC FAMILY DINING BRANDS WITH LONG HISTORIES • Founded in Denver, Colorado in 1958 • Known for breakfast all day, especially pancakes • Located primarily in the Rockies, the Mid West, Arizona, and Florida • Founded in Des Moines, Iowa in 1969 • Celebrated for soups, sandwiches, and pies • Located in the Mid West Village Inn: Bakers Square:

CONFIDENTIAL AND PROPRIETARY INFORMATION OUR VISION FOR VILLAGE INN AND BAKERS SQUARE GROWTH • Bakers Square – The best pie in America can be sold in many retail locations including grocery, kiosks, and our other restaurants (Famous Dave’s, Granite City, Real Urban BBQ). • Village Inn - Rejuvenate the brand with a new VI Café prototype and launch a new growth initiative.

CONFIDENTIAL AND PROPRIETARY INFORMATION HOW VILLAGE INN & BAKERS SQUARE DELIVER Homemade Home-style breakfast is key Primarily pie, but the whole menu generally conveys home-style food Variety and Customization Breakfast items are the strongest menu segment Across all day parts Quality Great breakfast and highest quality pie Unique pies are high quality offerings Fresh Breakfast is largely made from scratch Large variety of fresh baked pies Value Village Inn Breakfast represents greatest value for number of options and price Affordable items Key Business Driver Strong Secondary Value Proposition

CONFIDENTIAL AND PROPRIETARY INFORMATION 40% 9% 9% 8% 5% 16% 14% 3.4% 8.6% 6.0% 19.8% 62.1% <5 Years 5-10 Years 10-15 Years 15-20 Years 20+ Years Significant Franchisee Tenure with the Brand Percentage of Units Owned by Franchisees FRANCHISE SYSTEM & PERFORMANCE Largest franchisee represents 29% of system sales, no other franchisee represents more than 10% of system sales > 80% with brand more than 15 years Franchisee 1(1) Franchisee 3 Franchisee 4 Franchisee 5 Franchisees 6-10 Others Franchisee 2 1) Third generation franchisee

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY FOOD & BREWERY

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY OVERVIEW • Founded in 1999 • 18 Corporate Stores in U.S. generating $65-$67 MM in revenue in 2021 • Average Unit Volume (AUV): $3.2-$3.3 MM • 2019 Corporate Store Sales of $75 MM • 21% Liquor Mix • 10% of Revenue in Sunday Brunch Pre-Pandemic • Strong & Consistent Metrics: - Food Costs 28% - Labor Costs: 34% - Occupancy: 11%

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY GROWTH OPPORTUNITIES • Re-establish same store sales growth • New Loyalty / Mobile App Program • Beer Subscription Program • Ghost Kitchens • Dual Concepts • Off-Premise Revenue growth • Brewery 3rd Party Revenue opportunities

CONFIDENTIAL AND PROPRIETARY INFORMATION ADDING FAMOUS DAVE’S GHOST KITCHENS Ghost Kitchen Concept • Began adding Famous Dave’s in Granite City restaurant in 2020: - Ghost kitchens are generating an average of $5,500/store per week at corporate locations through this initiative - Currently have Ghost kitchens in 8 Granite City’s - Menu is being offered through DSP providers and also a native in store Pick-Up experience - Where volume warrants, investing in separate To-Go areas to streamline operations and improve guest experience - Most productive locations will evolve into a dual concept

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY: DUAL CONCEPTS – Village Inn Similar to Famous Dave’s, the GC kitchens were designed for ~$6 MM annual volume. Pre-covid AUV was $3.9 MM We believe a breakfast concept would work well within our restaurants by adding the breakfast daypart. Operating Hours: • Village Inn: 7 am – 3 pm • Granite City: 3 pm – 11 pm Dual Concept that has an operating structure with low up front capital investment. $1MM revenue with 25% Flow through. Potential for $250k additional EBITDA per location.

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ OVERVIEW • Over 600 top 10 awards including Jack Daniels Grand Champion & National Team of the Year • Partnered with BBQ Holdings to open first location in December 2019 • $8.0-$8.5 MM in revenue in 2021 • BBQ Holdings owns a controlling interest in restaurant, 49% of CPG’s and rights to franchise

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ ORGANIC GROWTH CPG Business • Currently sauces and rubs are in ~60 stores. New Locations • Hub & Spoke Model • 4k sq. ft. Catering • High-end events • Wide open opportunity in OKC

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ OVERVIEW • Founded in 2009 by Jeff Shapiro who is current Director of Culinary & Development for BBQ • Acquired concept for Line Service Prototype • $2.5-$3.0 MM in revenue in 2021 • 1.5 minute ticket times • $350K CPG Revenue in 2020

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ ORGANIC GROWTH CPG Business • Opportunities to increase offerings Additional Corporate or Franchise Line Service Units • Proven efficiencies - 1-2 min Ticket Times - Reduced Total Labor Costs - Efficient and effective guest experience - Simplified Menu and Offerings

CONFIDENTIAL AND PROPRIETARY INFORMATION TAHOE JOE’S

CONFIDENTIAL AND PROPRIETARY INFORMATION TAHOE JOE’S AT A GLANCE • Founded in 1993 • Ski Lodge styled restaurants with pine log beams stretched throughout spacious ceilings and hand painted teepee lamps. • Acquired by BBQ Holdings on October 8, 2021 • ~$18 MM in annualized revenue for the 5 steakhouses acquired • Also acquired the IP related to Old Country Buffet, Hometown Buffet, Ryan’s Buffet and Furr’s Restaurants. • Provides a dual concept opportunity for Famous Dave’s

CONFIDENTIAL AND PROPRIETARY INFORMATION TARGET M&A

CONFIDENTIAL AND PROPRIETARY INFORMATION VISION TO BUILD A DIVERSE PORTFOLIO OF ESTABLISHED FOOD AND BEVERAGE CONCEPTS What we look for: • Legacy brands that have stood the test of time • Franchise systems with growth potential • Potential for CPG sold in retail • Utilize expertise in digital marketing to attract new customers • Accretive acquisitions (~3-4x EBITDA) that fold into our current infrastructure Recent M&A: • Granite City purchased in 2020 at 1.3x 2019 EBITDA ($7MM of synergies realized) • Real Urban purchased in 2020 at <1x realized 2020 EBITDA • Village Inn and Bakers Square in July 2021 at a proforma of ~3X EBITDA • Tahoe Joe’s at a proforma of ~3X EBITDA We are currently analyzing additional opportunities.

CONFIDENTIAL AND PROPRIETARY INFORMATION INVESTMENT SUMMARY Currently >70% franchised Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand corporate owned and/or franchisee unit count Fully aligned, seasoned management team dedicated to creating shareholder value. Leverage structural synergies with existing infrastructure to add new concepts driving EBITDA. Always searching for new and economical ways for our customers to experience our food on demand. Intuitive and industry leading Digital Marketing Team. Huge growth potential with laser focus on growing high margin recurring royalty stream with newly developed Famous Dave’s small box with best-in- class unit-level economics. Very high flow through dual concepts. Robust M&A pipeline.

CONFIDENTIAL AND PROPRIETARY INFORMATION ADJUSTED CASH EBITDA RECONCILIATION BBQ Holdings, Inc. and Subsidiaries Non-GAAP Reconciliation Cash EBITDA October 3, 2021 September 27, 2020 (dollars in thousands) Net income $21,913 $7,170 Asset impairment and estimated lease termination charges and other closing costs $106 $4,814 Depreciation and amortization $4,925 $3,820 Interest expense, net $292 $486 Net (gain) loss on disposal of equipment $134 ($1,107) Stock-based compensation $932 $422 Acquisition costs $550 ($46) Pre-opening costs $183 ($93) Severance $0 $52 Gain on debt forgiveness ($14,109) $0 Gain on bargain purchase ($3,203) ($13,675) Provision for income taxes $517 ($2,519) Non Cash Rent $660 $1,540 Cash EBITDA $12,900 $864 Nine Months Ended

CONFIDENTIAL AND PROPRIETARY INFORMATION 12701 Whitewater Drive • Suite 100 • Minnetonka, MN 55343 Phone: 952-294-1300 • Website: bbq-holdings.com • E-mail: InvestorRelations@BBQ-Holdings.com